SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
                      the Securities Exchange Act of 1934

Check  the  appropriate  box:

/X/     Preliminary Information Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

/ /     Definitive Information Statement

                          THE EXPERIENTIAL AGENCY, INC.
                          -----------------------------
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
/X/     No fee required

/ /     Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)  Title  of  each  class  of  securities  to  which  transaction  applies:

(2)  Aggregate  number  of  securities  to  which  transaction  applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed  maximum  aggregate  value  of  transaction:

(5)  Total  fee  paid:

/ /     Fee paid previously with preliminary materials.

/ /     Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount  Previously  Paid:
(2)  Form,  Schedule  or  Registration  Statement  No.:
(3)  Filing  Party:
(4)  Date  Filed:

                          THE EXPERIENTIAL AGENCY, INC.
                      875 North Michigan Avenue, Suite 2626
                            Chicago, Illinois 60611

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       To be held on November    , 2004
                                             ---

To  the  stockholders  of  The  Experiential  Agency,  Inc.:

     Notice is hereby given that an annual meeting of stockholders of The Experiential Agency, Inc. (the "Company") will be held on November , 2004 at
                                                                  -----
10:00 a.m. at 875 North Michigan Avenue, Suite 2626, Chicago, Illinois 60611 for the following purposes:

1. To re-elect three Directors. The re-election of Frank Goldstin, Joseph Wagner and Jean Wilson as Directors.

2. To approve an amendment to our Articles of Incorporation. We are currently authorized to issue One Hundred Million (100,000,000) shares of common stock, $0.001 par value per share (the "Common Stock") and no shares of preferred stock. The Board of Directors recommends that you approve an amendment to our Articles of Incorporation to increase the number of shares of Common Stock that we are authorized to issue to Two Hundred Million (200,000,000) shares of Common Stock, to reauthorize the par value of $0.001 per share of Common Stock, and to authorize us to issue 10,000,000 shares of "blank check" preferred stock, par value $.001 per share of preferred stock (the "Preferred Stock").

3. To ratify an amendment to our Articles of Incorporation. The Board of Directors and Majority Shareholders approved an amendment to our Articles of Incorporation via signed written consent to action without a meeting on December 11, 2003, that became effective on February 2, 2004. The Board of Directors recommends that you ratify the approval of the Certificate of Amendment to the Articles of Incorporation to change the name of the Company from Synreal Services Corp. to The Experiential Agency, Inc., to affect a 13:1 forward stock split, and to reauthorize One Hundred Million (100,000,000) shares of our common stock with a par value of $0.001 per share ("Common Stock") that became effective February 2, 2004.

4. To ratify the cancellation of Common Stock. On March 11, 2004, the Board of Directors approved the cancellation of 459,375 shares of our Common Stock held by Frank Goldstin, our Chief Executive Officer and a Director. The shares were cancelled at a conversion price of approximately $0.81 per share in consideration for $372,500 advanced to Mr. Goldstin by the Company. Immediately after the cancellation, Mr. Goldstin owned, and still currently owns, 32,660,634 shares of Common Stock. The Board of Director recommends that you ratify the cancellation of 459,375 shares of our Common Stock at a conversion price of approximately $0.81 per share in consideration for the cancellation of $372,500 owed to the Company by Frank Goldstin.

5. To approve the adoption of a Non-Qualified Stock Option Plan covering 10,000,000 shares of our Common Stock. The Board of Directors recommends that you approve the adoption of a Non-Qualified Stock Option Plan covering 10,000,000 shares of our Common Stock.

6. To ratify the appointment of Pollard-Kelley Auditing Services, Inc. as the corporation's independent auditors for fiscal year 2004.

7. To transact such other business as may properly come before the annual meeting.

     On December 11, 2003, our Board of Directors approved Proposal 3 and Proposal 4 via signed written consent pursuant to Section 78.315 of the Nevada Revised Statutes ("Nevada Law") and Article 3, Section 3.9 of our Bylaws. Our Majority Shareholders approved Proposal 3 via signed written consent pursuant to Nevada Law, Section 78.320 and our Bylaws, Article 2, Section 2.12. Our Articles of Incorporation do not limit such written consents. The Company's management, acting on its own behalf, verbally solicited the consents from a majority of our stockholders and did not solicit consents from other stockholders in any other manner. The Company's management took immediate action pursuant to these consents.

     The Securities and Exchange Commission (the "Commission" or the "SEC") Rule 14c-2(b) required that we send you an information statement on Schedule 14C at least twenty (20) calendar days prior to the earliest date on which we took action pursuant to the stockholders' consent. We were required to send you an information statement on Schedule 14C with respect to Proposal 3, but failed to do so. We are seeking to have Proposal 3 ratified at the Annual Meeting. We are not, however, asking for your vote as a majority of our stockholders have already given their written consent and will give such consent in the manner more fully described in the attached information statement.

     The Company's failure to comply with Section 14 of the Exchange Act and Rule 14c-2(b) did not prevent the name change, the forward stock split or the reauthorization of common stock and par value per share under Nevada law. Stockholders of a Nevada corporation may approve an amendment to the articles of incorporation via written consent pursuant to Nevada Law, Section 78.320 without a meeting of such stockholders, without prior notice and without a vote.

     The Company is not subject to any liability under Nevada Law for failing to comply with Section 14 of the Exchange Act and Rule 14c-2(b). The Company may, however, be subject to liability under federal law. The Company may be subject to SEC investigation, injunction and/or civil penalty pursuant to Section 21 of the Exchange Act. In the event that the Company is liable under any provision of the Exchange Act, the Company's officers, directors and significant stockholders would be jointly and severally liable to the same extent as the Company pursuant to Section 20(a) of the Exchange Act.

     Ratification by the stockholders will not affect the Company's prior lack of compliance with Section 14 of the Exchange Act or Rule 14c-2(b). Ratification will not affect the Company's liability under Section 21, or joint and several liability of the Company's officers, directors and significant stockholders under Section 20(a), of the Exchange Act.

     On March 11, 2004, our Board of Directors agreed to cancel 459,375 shares of the Company's common stock held by Frank Goldstin in consideration for the repayment of various advances that the Company made to Mr. Goldstin in the principal amount of $372,500, based on a conversion of approximately $0.81 per share. As Mr. Goldstin was the sole Director who approved a related party transaction that involved him, we are seeking to have Proposal 4 ratified at the Annual Meeting.

     Common  stockholders  of  record  on  the  close  of  business  on  October
          ,  2004  are  entitled  to notice of the meeting. All stockholders are
---------
cordially invited  to  attend  the  meeting  in  person.

                                    By  Order  of  the  Board  of  Directors,

                                   /s/  Frank  Goldstin
                                   --------------------
                                    Frank  Goldstin
                                    Chief  Executive  Officer  and  Director

September  21,  2004

                          THE EXPERIENTIAL AGENCY, INC.
                      875 North Michigan Avenue, Suite 2626
                            Chicago, Illinois 60611


                              INFORMATION STATEMENT
                               October       , 2004
                                      -------


     This Information Statement is furnished by the Board of Directors of The Experiential Agency, Inc. (the "Company" or "XA") to provide notice of an annual
meeting  of stockholders of XA which will be held on November          , 2004 at
                                                             ----------
10:00  a.m.  at  875 North Michigan Avenue, Suite 2626, Chicago, Illinois 60611.

     This information statement on Schedule 14C contains information regarding certain transactions that have already occurred. The Company's management has already acted via written consent of the directors and a majority of the stockholders pursuant to Section 78.315 and Section 78.320, respectively, of the Nevada Revised Statutes ("Nevada Law") and Article 3, Section 3.9 and
Article 2, Section 2.12, respectively, of our Bylaws regarding certain of the proposals of this Information Statement. We are seeking to have all of the proposals ratified and/or approved at the Annual Meeting.

     The record date for determining stockholders entitled to receive this Information Statement has been established as the close of business on October
   ,  2004 (the "Record Date").  This Information Statement will be first mailed
--
on or  about  October          ,  2004  to  stockholders  of record at the close
                      --------
of business on the Record  Date.  As  of the Record Date, there were outstanding shares of the Company's Common Stock.  The holders of all outstanding shares
---
of Common Stock are entitled to one vote per share of Common Stock registered in their names on the books of the Company at the close of business on the Record Date.

     The presence at the annual meeting of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the annual meeting is necessary to constitute a quorum. The Board of Directors is not aware of any matters that are expected to come before the annual meeting other than those referred to in this Information Statement.

     Directors are required to be elected by a plurality of the votes cast at the annual meeting. Each of the other matters scheduled to come before the annual meeting requires the approval of a majority of the votes cast at the annual meeting. Frank Goldstin, Joseph Wagner and Jean Wilson (the "Majority Stockholders") can vote an aggregate of 42,284,636 shares (or 65.2%) of our outstanding Common Stock. Frank Goldstin entered into voting agreements with Joseph Wagner and Jean Wilson with respect to approximately two thirds of the shares of Common Stock then owned by Mr. Goldstin. The general affect of the voting agreements is that Mr. Wagner and Ms. Wilson can vote 10,884,794 and 10,884,795 shares, respectively, out of 32,660,634 shares of Common Stock owned by Mr. Goldstin in addition to Common Stock that Mr. Wagner and Ms. Wilson otherwise respectively own. Mr. Goldstin retained the right to vote 10,891,045 shares of Common Stock. Accordingly, Mr. Goldstin, Mr. Wagner and Ms. Wilson will be able to approve the matters presented in this Information Statement. The Company is not soliciting your vote as the Majority Shareholders will be present at the annual meeting and already have the vote in hand.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                   PROPOSAL 1
                         RE-ELECTION OF THREE DIRECTORS

     Three directors are to be elected to serve until the next annual meeting of the shareholders and until their successors are elected and shall have qualified. The Board of Directors has nominated Frank Goldstin, Joseph Wagner and Jean Wilson to serve as directors (the "Nominees," or individually the "Nominee"). Mr. Goldstin is currently serving as a Director and the Chief Executive Officer ("CEO") of the Company pursuant to an employment agreement. Mr. Wagner is currently serving as a Director, and the President, Chief Operating Officer ("COO") and Secretary of the Company pursuant to a consulting agreement. Ms. Wilson is currently serving as a Director, and the Vice President of Operations and Treasurer of the Company pursuant to an employment agreement. The Board of Directors has no reason to believe that any Nominee will be unable to serve or decline to serve as a director. Any vacancy occurring between shareholders' meetings, including vacancies resulting from an increase in the number of directors may be filled by the Board of Directors. A director elected to fill a vacancy shall hold office until the next annual shareholders' meeting.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE TO THE BOARD OF DIRECTORS.

     The following biographical information is furnished with respect to each of the Nominees. The information includes the individual's present position with the Company, period served as a director, and other business experience during the past five years.

DIRECTORS

     Frank Goldstin, age 36, founded the Company's wholly-owned subsidiary, G/M productions, Inc., an Illinois corporation doing business as Experiential Agency ("XA"), in 1991. Mr. Goldstin has served as the Company's CEO and as a Director since December 2003 after the Company acquired XA. For the last 15 years Mr. Goldstin has been working with the nation's corporate elite. Under his direction, the Company provides a venue of discerning events uniquely designed to sell a product, market a corporate message or motivate clientele through the highly effective medium of special events. An expert in his craft, Mr. Goldstin has been a guest speaker at industry functions and interviewed by numerous publications including Chicago Magazine, Chicago Tribune, Chicago Sun Times, North Shore Magazine, Crain's Chicago Business, Continental Airlines Magazine, Tycoon, Special Events Magazine and Corporate and Incentive Travel. Mr. Goldstin also serves as a leading national event advisor, and he continues to make numerous guest segment appearances on television networks such as Bloomberg Television, MSNBC, CBS, ABC and NBC speaking about various event and corporate live marketing topics. Frank began his career as Director of Sales for the Weiman Entertainment Group.

     Joseph Wagner has served as a consultant to the Company performing the functions of President, Chief Operating Officer, and Secretary, and as a director of the Company since August 2004. Mr. Wagner has worked for XA since February 2003. Mr. Wagner may engage in business activities or interests outside of the Company which are not adverse or competitive to the Company. Mr. Wagner concurrently serves as President of LSC Capital Advisers ("LSC Capital"), Managing Director of LSC Associates, LLC ("LSC Associates"), and President of Chicago Cyberdyne, Inc. ("Cyberdyne"). Mr. Wagner has worked for LSC Capital since February 2004, LSC Associates since March 2000, and Cyberdyne since May 1996. From June 1999 to February 2000, Mr. Wagner served as Vice President of FAMCO Holding Co. Mr. Wagner has advised numerous public and private companies in the areas of strategic planning, international project development, international finance, project management, logistics, and business development. Mr. Wagner has served as an officer and/or director of emerging growth companies and has been responsible for operational oversight in the areas of mergers and acquisitions, corporate governance, business development, strategic financial planning and SEC audits. Mr. Wagner earned a Bachelor of Arts in Law & Society from Purdue University, Highest Distinction, Phi Beta Kappa; and he earned a Master of Arts from Northern Illinois University.

     Jean Wilson has served as the Company's Vice President of Operations and Treasurer and as a director of the Company since August 2004. Ms. Wilson has worked for XA since July 2002. From January 1999 to July 2002, Ms. Wilson held a management position with ESM Association. From September 1982 to January 1999, Ms. Wilson worked in operations for The Meetinghouse Companies. Ms. Wilson brings more than twenty years of full time experience in event and meeting planning to the Company. During her career, Ms. Wilson has been responsible for every facet of producing, selling and coordinating corporate special events, trade shows, conventions and seasonal decorating programs for a host of clients. Ms. Wilson earned a Bachelors degree with Honors in Recreation/Leisure Studies from Eastern Illinois University.

     All directors of the Company will hold office until the next annual meeting of the shareholders, and until their successors have been elected and qualified. Officers of the Company are elected by the Board of Directors and hold office at the pleasure of the Board.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and persons who own more than 10% of a class of the Company's equity securities which are registered under the Exchange Act to file with the Commission initial reports of ownership and reports of changes of ownership of such registered securities. Such executive officers, directors and greater than 10% beneficial owners are required by Commission regulation to furnish the Company with copies of all
Section  16(a)  forms  filed  by  such  reporting  persons.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and on representations that no other reports were required, no person required to file such a report failed to file on a timely basis during the most recent fiscal year or prior fiscal years. Based on stockholder filings with the SEC, Frank Goldstin, Joseph Wagner, and Jean Wilson are subject to Section 16(a) filing requirements.

ATTENDANCE OF THE BOARD OF DIRECTORS

     During the year ended December 31, 2003, the Board of Directors did not hold a meeting in person. All of the Directors of the Board of Directors executed twenty-one (21) Consents to Action Without a Meeting of Board of Directors. We have no standing audit, nominating, compensation committee, or any other committees of the Board of Directors and therefore there were no committee meetings.

EXECUTIVE COMPENSATION

     Compensation paid to Officers and Directors is set forth in the Summary Compensation Table below. It does not include perquisites and other personal benefits in amounts less than 10% of the total annual salary and other compensation. The Company may reimburse its Officers and Directors for any and all out-of-pocket expenses incurred relating to the business of the Company.


                           SUMMARY COMPENSATION TABLE
                               ANNUAL COMPENSATION


Name & Principal                                       Other Annual
Position                         Year      Salary ($)  Compensation
Frank Goldstin (1)               2004  $   360,000
CEO and Director                 2003  $   200,000
                                 2002  $    40,000

Joseph Wagner                    2004  $   200,000  $    90,000(2)
COO, President,
Secretary and Director

Jean Wilson                      2004  $   105,000  $    28,000(3)
VP Operations,
Treasurer and Director


(1) Frank Goldstin entered into a thirty-six (36) month employment agreement with the Company effective August 1, 2004, pursuant to which Mr. Goldstin will receive compensation of $360,000 per year.

(2) Joseph Wagner entered into a thirty-six (36) month consulting agreement with the Company effective August 1, 2004, pursuant to which Mr. Wagner will receive compensation of $200,000 per year. In August 2004, Mr. Wagner also received as additional consideration 4,500,000 restricted shares of the Company's Common Stock subject to a risk of forfeiture that will cease to exist with respect to certain amounts of the restricted shares over a three-year period.

(3) Jean Wilson entered into a thirty-six (36) month employment agreement with the Company effective August 1, 2004, pursuant to which Ms. Wilson will receive compensation of $105,000 per year beginning on August 1, 2004, and $125,000 per year beginning January 1, 2005. In August 2004, Ms. Wilson also received as additional consideration 1,400,000 restricted shares of the Company's Common Stock subject to a risk of forfeiture that will cease to exist with respect to certain amounts of the restricted shares over a three-year period.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITY HOLDERS

     The following table sets forth information as of September 20, 2004, with respect to the beneficial ownership of the common stock by (i) each director and officer of the Company, (ii) all directors and officers as a group and (iii) each person known by the Company to own beneficially 5% or more of the common stock:



    Name and Address           Shares of Common Stock Beneficially Owned (2)
of Beneficial Owners(1)                Number             Percent
---------------------------         ----------------    ----------
Frank Goldstin                      32,660,634  (3)        49.5%

Joseph Wagner                       18,588,796  (3)(4)     24.2%

Jean Wilson                         12,804,795  (3)(5)     16.7%

All officers and directors
as a group (3 people)               64,054,225  (3)        97.1%



(1)     The  business address of the beneficial owners is 875 North Michigan Avenue,
Suite  2626,  Chicago,  Illinois  60611.

(2)     The  number  of  shares  of  common  stock  owned  are  those  "beneficially owned"  as  determined  under the rules of the Commission,  including  any shares of common stock as to which a person has sole or shared voting or investment  power and any shares of common stock which the person has the right to acquire  within 60 days through  the  exercise  of  any option,  warrant or right.  As of September 20, 2004 there  were  65,971,084  shares  of  common  stock  outstanding.

(3)     Frank  Goldstin entered into a voting agreement with Joseph Wagner regarding
10,884,794 shares of Common Stock, and a voting agreement with Jean Wilson regarding
10,884,795  shares  of Common Stock, owned by Mr. Goldstin (collectively referred to herein  as  the "Voting Agreements").  The Voting Agreements began on July 28, 2004, and  end on December 31, 2009.  There are no voting trustees.  The Voting Agreements provide  that Mr. Wagner and Ms. Wilson are the true and lawful agents or proxies of
Mr.  Goldstin with full power of substitution for and in the name of Mr. Goldstin to vote  10,884,794  and  10,885,795  shares  of  Common Stock, respectively, or give a written  consent,  in  person  or  by  proxy,  at  all  meetings  of  the  Company's shareholders,  and  in  all  proceedings  in  which  the  vote or written consent of shareholders  may  be  required  or  authorized  by  law.

(4)     Includes 7,000,000 shares of Common Stock held by Sandra M. Wagner, the wife of Joseph Wagner, of which 4,500,000 shares are subject to a risk of forfeiture that will  cease to exist with respect to certain amounts of the shares over a three-year period.  Includes  10,884,794  shares  of  Common  Stock held pursuant to the voting agreement  with  Frank  Goldstin  as  provided in footnote (3) of this table, above.

(5)     Includes  1,400,000  shares  of  Common  Stock that are subject to a risk of forfeiture  that  will  cease to exist with respect to certain amounts of the shares over  a three-year period.  Includes 10,884,795 shares of Common Stock held pursuant to  the  voting  agreement  with  Frank Goldstin as provided in footnote (3) of this table,  above.

CHANGE  IN  CONTROL  SINCE  THE  BEGINNING  OF  THE  COMPANY'S  LAST FISCAL YEAR

     In December 2003, Frank Goldstin took over control of the Company from Brian Chelin and Jennifer Wallace. Mr. Goldstin acquired an aggregate of
13,000,000 shares our Common Stock as follows: 6,500,000 shares from Brian Chelin and 6,500,000 shares from Jennifer Wallace, pursuant to a Stock Purchase Agreement dated December 4, 2003. Mr. Goldstin acquired the shares of our Common Stock for an aggregate amount of $225,000. Mr. Goldstin subsequently transferred 884,000 shares to LSC Associates, LLC and 156,000 shares to JJK and Associates. Mr. Goldstin also acquired 21,160,009 shares of our Common Stock of in exchange for 920 shares of common stock of G/M Productions, Inc., an Illinois corporation, pursuant to an Exchange Agreement dated December 4, 2003. As a result of these transactions, Mr. Goldstin owned 33,120,009 shares of our Common Stock. Subsequently, Mr. Goldstin cancelled 459,375 shares of our Common Stock which cancellation shareholders are being asked to ratify as discussed in Proposal 4 herein. Currently, Mr. Goldstin beneficially owns 32,660,634 shares (or 49.5%) of our Common Stock.

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

Advances
--------

     From April 2004 through August 2004, the Company advanced to Frank Goldstin, the Company's Chief Executive Officer, $33,742.78. The advances were unsecured, and bore no interest.

     On March 11, 2004, the Company's Board of Directors approved a resolution to cancel 459,375 shares of the Company's common stock held by Frank Goldstin in consideration for the repayment of advances by the Company in the amount of $372,500 based on a conversion of approximately $0.81 per share. The Company cancelled the shares with its transfer agent in May, 2004. We are requesting that our stockholders ratify this transaction in Proposal 4.

Employment  and  Consulting  Agreements
---------------------------------------

     Frank Goldstin serves as the Company's Chief Executive Officer and as a director of the Company pursuant to an employment agreement effective August 1, 2004, for a period of thirty-six (36) months. Mr. Goldstin will receive $360,000 per year as compensation and thirty (30) days of paid time off ("PTO"). The Company is obligated to maintain a director and officer insurance policy of at least $1,000,000 during the term of Mr. Goldstin's employment agreement. The Company may terminate the employment agreement; however, in the event of termination for good reason by Mr. Goldstin or without cause, the Company is obligated to pay Mr. Goldstin a severance payment of $150,000 in addition to all payments of salary earned by Mr. Goldstin through such date of termination in one lump sum payment.

     Joseph Wagner, a director of the Company, also serves as the Company's Chief Operating Officer, President and Secretary pursuant to a consulting agreement effective August 1, 2004, for a period of thirty-six (36) months. Pursuant to the consulting agreement, Mr. Wagner will devote such time as the Company may reasonably deem to be necessary and beneficial to the efficient and effective operation of the Company's business. Mr. Wagner may engage in business activities or interests outside of the Company which are not adverse or competitive to the Company. Mr. Wagner will receive $200,000 per year as compensation as well as thirty (30) days of PTO. In August 2004, Mr. Wagner received as additional consideration 4,500,000 restricted shares of Common Stock subject to a risk of forfeiture. All 4,500,000 restricted shares were issued to Sandra M. Wagner, the wife of Mr. Wagner. In the event that Mr. Wagner's consulting agreement terminates before December 31, 2004, December 31, 2005, or December 31, 2006, he must return to the Company 4,500,000 restricted shares, 3,000,000 restricted shares, or 1,500,000 restricted shares, respectively, of Common Stock. Mr. Wagner also received "piggy-back" registration rights and the right to certain equitable adjustments with respect to all 4,500,000 restricted shares of Common Stock. The Company is obligated to maintain a director and officer insurance policy of at least $1,000,000 during the term of Mr. Wagner's consulting agreement. The Company may terminate the consulting agreement; however, in the event of termination for good reason by Mr. Wagner or without cause, the Company is obligated to pay Mr. Wagner a severance payment of $150,000 in addition to all payments of salary earned by Mr. Wagner through such date of termination in one lump sum payment. In the event of termination for good reason by Mr. Wagner, without cause, or by mutual agreement of Mr. Wagner and the Company, all 4,500,000 restricted shares will cease to be subject to the risk of forfeiture.

     Jean Wilson serves as the Company's Vice President of Operations and Treasurer, and as a director of the Company pursuant to an employment agreement effective August 1, 2004, for a period of thirty-six (36) months. Ms. Wilson will receive $105,000 as compensation during 2004 and $125,000 beginning January 1, 2005, and thereafter. Ms. Wilson will receive thirty (30) days of PTO. In August 2004, Ms. Wilson received as additional consideration 1,400,000 restricted shares of Common Stock subject to a risk of forfeiture. In the event that Ms. Wilson's employment terminates before December 31, 2004, December 31, 2005, and December 31, 2006, she must return to the Company 1,400,000 restricted shares, 900,000 restricted shares, or 450,000 restricted shares, respectively, of Common Stock. Ms. Wilson also received "piggy-back" registration rights and the right to certain equitable adjustments with respect to all 1,400,000 restricted shares of Common Stock. The Company is obligated to maintain a director and officer policy of at least $1,000,000 during the term of Ms. Wilson's employment agreement. The Company may terminate the employment agreement; however, in the event of termination for good reason by Ms. Wilson or without cause, the Company is obligated to pay Ms. Wilson a severance payment of $150,000 in addition to all payments of salary earned by Ms. Wilson through such date of termination in one lump sum payment. In the event of termination for good reason by Ms. Wilson or without cause, all 1,400,000 restricted shares will cease to be subject to the risk of forfeiture.

                                   PROPOSAL 2
  APPROVAL OF INCREASE OF AUTHORIZED SHARES OF COMMON STOCK AND AUTHORIZATION OF
                           BLANK CHECK PREFERRED STOCK

WHAT  ARE  THE  MAJORITY  SHAREHOLDERS  APPROVING?

     Our Majority Shareholders will approve an amendment of our Articles of Incorporation to increase the number of shares of Common Stock that we are authorized to issue to Two Hundred Million (200,000,000) shares of Common Stock, to reauthorize the par value of $0.001 per share of Common Stock, and to authorize Ten Million (10,000,000) shares of blank check Preferred Stock with a par value of $0.001 per share of Preferred Stock. Upon approval, the Board of Directors will instruct the officers to file as soon as practicable a Certificate of Amendment with the Nevada Secretary of State in a form substantially similar to the attached Appendix A to affect the amendment.

DESCRIPTION  OF  SECURITIES

Common  Stock
-------------

     Our Articles of Incorporation, as amended, authorize the issuance of 100,000,000 shares of Common Stock, $.001 par value per share, and no shares of preferred stock. Holders of shares of Common Stock are entitled to one vote for each share on all matters to be voted on by the stockholders. Holders of Common Stock do not have cumulative voting rights. Holders of shares of Common Stock are entitled to share ratably in dividends, if any, as may be declared, from time to time by the Board of Directors in its discretion, from funds legally available therefor. In the event of a liquidation, dissolution, or winding up of the Company, the holders of shares of Common Stock are entitled to share pro rata all assets remaining after payment in full of all liabilities. Holders of Common Stock have no preemptive or other subscription rights, and there are no conversion rights or redemption or sinking fund provisions with respect to such shares.

Preferred  Stock
----------------

     Our amended Articles of Incorporation shall provide that the Board of Directors of the Company is granted the power to authorize by resolution, duly adopted from time to time, the issuance of any or all of the Preferred Stock in any number of classes or series within such classes and to set all terms of such Preferred Stock of any class or series, including, without limitation, its powers, preferences, rights, privileges, qualifications, restrictions and/or limitations. The powers, preference, rights, privileges, qualifications, restrictions and limitations of each class or series of the Preferred Stock, if any, may differ from those of any and all other classes or other series at any time outstanding. Any shares of any one series of Preferred Stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereof shall be cumulative.

     The terms of the blank check Preferred Stock cannot be stated or estimated because we are not contemplating an offering of the blank check Preferred Stock in the proximate future. No further authorization by our security holders will be obtained for the issuance of blank check Preferred Stock. The terms of the blank check Preferred Stock, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates, and similar matters will be determined by our Board of Directors.

WHAT  IS  THE  PURPOSE  OF  THE  AMENDMENT?

     The principal purpose for the increase in authorized shares of Common Stock and the authorization of blank check Preferred Stock is to enhance flexibility in the event the Board of Directors determines that it is necessary or appropriate to raise additional capital through the sale of securities, to acquire other companies or their businesses or assets, to establish strategic relationships with corporate partners, to attract, retain and motivate key employees, or to prevent a takeover. The Board of Directors believes that it is in our best interest to increase the number of authorized shares of Common Stock and to authorize the issuance of blank check Preferred Stock in order to have additional authorized but unissued shares available for issuance to meet the aforementioned business needs as they arise without the expense and delay of a special meeting of stockholders. The Board of Directors believes that the availability of such shares would provide us with the flexibility to issue Common Stock and Preferred Stock for proper corporate purposes. It is impracticable to describe the transaction(s) in which the Common Stock or the blank check Preferred Stock will be issued because we are not contemplating an issuance in the proximate future. Our Board of Directors will approve issuances of Common Stock or blank check Preferred Stock without a vote of our security holders.

HOW WILL THE AUTHORITY TO ISSUE ADDITIONAL SHARES OF COMMON STOCK AND BLANK CHECK PREFERRED STOCK AFFECT MY RIGHTS?

     After our Majority Shareholders approve this Proposal 2, our Board of Directors will have authority to issue up to Two Hundred Million (200,000,000) shares of Common Stock and Ten Million (10,000,000) shares of blank check
Preferred Stock without any additional approval by our shareholders. We had 65,971,084 shares of Common Stock issued and outstanding as of the date of September 20, 2004. In the event our Board of Directors issues additional shares of Common Stock, it will result in dilution of your equity interest in the Company. The blank check Preferred Stock may have preference over your Common Stock with respect to such things as voting (including a vote for the election of Directors), dividend distributions and voluntary and involuntary liquidation. In addition, the blank check Preferred Stock may have conversion features that result in dilution to current shareholders.

FINANCIAL  AND  OTHER  INFORMATION

     This Proposal 2 involves the authorization of Common Stock and the authorization of blank check Preferred Stock without present intent to issue such Preferred Stock. As such, the financial and other information is not deemed material to the exercise of prudent judgment regarding this Proposal 2 and is being omitted.

WHAT  VOTE  IS  REQUIRED  FOR  APPROVAL?

     Our Majority Shareholders will approve an amendment of our Articles of Incorporation to increase the number of shares of Common Stock that we are authorized to issue to Two Hundred Million (200,000,000) shares of Common Stock, to reauthorize the par value of $0.001 per share of Common Stock, and to authorize us to issue Ten Million (10,000,000) shares of blank check Preferred Stock with a par value of $0.001 per share of Preferred Stock. Therefore, no further shareholder approval is sought.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO OUR ARTICLES OF INCORPORATION.

                                   PROPOSAL 3
                  RATIFICATION OF NAME CHANGE AND FORWARD SPLIT

WHAT ARE THE MAJORITY SHAREHOLDERS RATIFYING?

     Our Majority Shareholders, will ratify an amendment to our Articles of Incorporation that became effective on February 2, 2004, to change the name of the Company from Synreal Services Corp, to The Experiential Agency, Inc., to affect a 13:1 forward stock split, and to reauthorize One Hundred Million (100,000,000) shares of our Common Stock with a par value of $0.001 per share. The amendment to our Articles of Incorporation became effective for purposes of Nevada law when it was filed with the Secretary of State of the State of Nevada on December 11, 2003. A copy of the Certificate of Amendment is attached hereto as Appendix B.

WHAT IS THE PURPOSE OF THE AMENDMENT?

     The name change to The Experiential Agency, Inc. is part of a national re-branding of our services that we started during 2003. The Company is focused on providing experiences and has chosen the term "experiential" as a representation of its business focus.

     The forward stock split was intended to assist us in creating a market for our Common Stock. The principal purpose for the reauthorization of Common Stock and the par value per share is to maintain flexibility in the event the Board of Directors determines that it is necessary or appropriate to raise additional capital through the sale of securities, to acquire other companies or their businesses or assets, to establish strategic relationships with corporate partners or to attract, retain and motivate key employees

WHEN  WERE  YOU REQUIRED TO PROVIDE ME WITH INFORMATION CONCERNING THIS PROPOSAL
3?

     Although we failed to do so, SEC Rule 14c-2(b) required that we send you an information statement on Schedule 14C at least twenty (20) calendar days prior to the earliest date on which our management took action pursuant to stockholders' consent. On December 11, 2003, Frank Goldstin, our Chief Executive Officer and, at the time, our sole director approved this Proposal 3 via signed written consent pursuant to Section 78.315 of the Nevada Revised Statutes ("Nevada Law") and Article 3, Section 3.9 of our Bylaws. On that same date, our Majority Shareholders approved this Proposal 3 via signed written consent pursuant to Nevada Law, Section 78.320 and our Bylaws, Article 2,
Section 2.12. Acting on its own behalf, our management verbally solicited the consents of a majority of our shareholders. Our Articles of Incorporation do not limit foregoing written consents. The number of shares of the Company outstanding at the time of adoption of the matters addressed in this Proposal 3 was 3,696,231 and the number of shares entitled to vote thereon was the same. The number of shares consenting to the action was 2,769,231 (or 75%). Our management took immediate action pursuant to the foregoing consents. We are seeking to have this Proposal 3 ratified at the Annual Meeting.

WHAT IS THE EFFECT OF NONCOMPLIANCE AND RATIFICATION?

     The Company's failure to comply with Section 14 of the Exchange Act and Rule 14c-2(b) did not prevent the name change, the forward stock split or the reauthorization of common stock and par value per share under Nevada law. Stockholders of a Nevada corporation may approve an amendment to the articles of incorporation via written consent pursuant to Nevada Law, Section 78.320 without a meeting of such stockholders, without prior notice and without a vote.

     The Company is not subject to any liability under Nevada Law for failing to comply with Section 14 of the Exchange Act and Rule 14c-2(b). The Company may, however, be subject to liability under federal law. The Company may be subject to SEC investigation, injunction and/or civil penalty pursuant to Section 21 of the Exchange Act. In the event that the Company is liable under any provision of the Exchange Act, the Company's officers, directors and significant stockholders would be jointly and severally liable to the same extent as the Company pursuant to Section 20(a) of the Exchange Act.

     Ratification by the stockholders will not affect the Company's prior lack of compliance with Section 14 of the Exchange Act or Rule 14c-2(b). Ratification will not affect the Company's liability under Section 21, or joint and several liability of the Company's officers, directors and significant stockholders under Section 20(a), of the Exchange Act.

WHAT VOTE IS REQUIRED FOR RATIFICATION?

     Our Majority Shareholders will ratify the amendment of our Articles of Incorporation to change the Company's name to The Experiential Agency, Inc., to affects a 13:1 forward stock split, and to reauthorize One Hundred Million (100,000,000) shares of our Common Stock with a par value of $0.001 per share. Therefore, no further shareholder approval is sought.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE AMENDMENT TO OUR ARTICLES OF INCORPORATION.

                                   PROPOSAL 4
                RATIFICATION OF THE CANCELLATION OF COMMON STOCK

WHAT ARE THE MAJORITY SHAREHOLDERS RATIFYING?

     Our Majority Shareholders, will ratify the cancellation of 459,375 shares of our Common Stock held by Frank Goldstin. The Company has from time to time made advances to Frank Goldstin, the Company's Chief Executive Officer and sole Director. The advances were unsecured, and bore no interest. In April 2004, the Company's Board of Directors approved a resolution to cancel 459,375 shares of the Company's common stock held by Frank Goldstin in consideration for the repayment of the loan from the Company in the principal amount of $372,500, based on a conversion of approximately $0.81 per share. On May 12, 2004, the Company cancelled Mr. Goldstin's shares accordingly.

WHAT IS THE PURPOSE OF RATIFYING THE CANCELLATION?

     The Company cancelled 459,375 shares of common stock of the Company held by Mr. Goldstin in consideration for the repayment of $372,500. Mr. Goldstin, when he was our sole Director, agreed on behalf of the Company that the Company would cancel 459,375 shares of the Company's common stock held by Mr. Goldstin in consideration for the repayment of various advances that the Company made to Mr. Goldstin. Although Mr. Goldstin approved both sides of the transaction in his capacity as a debtor-shareholder and as the Company's sole Director at the time of his approval, the Company believes that this transaction was an arm's length transaction executed at prevailing market rates. As Mr. Goldstin was the sole Director when he approved a related party transaction with the Company that involved himself, we are seeking to have this Proposal 4 ratified by the Majority Shareholders at the Annual Meeting.

WHAT VOTE IS REQUIRED FOR RATIFICATION?

     Our Majority Shareholders will ratify the cancellation of 459,375 shares of our Common Stock held by Frank Goldstin. Therefore, no further shareholder approval is sought.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE CANCELLATION OF 459,375 SHARES OF OUR COMMON STOCK HELD BY FRANK GOLDSTIN, OUR CHIEF EXECUTIVE OFFICER AND SOLE DIRECTOR.

                                   PROPOSAL 5
                  APPROVAL OF A NON-QUALIFIED STOCK OPTION PLAN

WHAT  ARE  THE  MAJORITY  SHAREHOLDERS  APPROVING?

     On September 21, 2004, the Company's Board of Directors adopted, subject to the approval of our majority shareholders, The Experiential Agency, Inc. 2004 Non-Qualified Stock Option Plan (the "NQSO Plan" or the "Plan") in a form substantially similar to the attached Appendix C. The following is a summary of the material features of the NQSO Plan.

WHAT  IS  THE  PURPOSE  OF  THE  PLAN?

     The purpose of the Plan is to promote the financial success and interests of the Company and materially increase shareholder value by giving incentives to officers and other employees and directors of, and consultants and advisors to, the Company and any present or future subsidiaries of the Company by providing opportunities to acquire stock of the Company.

WHO  IS  ELIGIBLE  TO  PARTICIPATE  IN  THE  PLAN?

     Options to purchase shares of our Common Stock ("Options"), awards of our Common Stock ("Awards) as well as authorizations to purchase shares of our Common Stock ("Purchases") may be granted to any employee, officer or director of, or consultant or advisor to the Company or any related corporation, except for instances where services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company's securities. We currently have twenty (20) full-time and thirty (30) part-time employees and no consultants or advisors who would be eligible to participate in the Plan. There are no other eligibility requirements such as length of service or full-time commitment to be eligible to participate in the Plan. It is not possible to determine the benefits or amounts that will be received by or allocated to specific persons or classes of persons under the Plan.

     Options, Awards and Purchases under the Plan will not qualify for deferred compensation under the Internal Revenue Code of 1986 as amended from time to time (the "Code"). As such, the value of any Awards and the exercise or vesting of any Options or Purchases for an amount less than the fair market value thereof, as determined by our Board of Directors or designated Committee in its sole discretion, will be considered to be compensation with respect to which the Company reserves the right to withhold.

WHO  WILL  ADMINISTER  THE  PLAN?

     Our Board of Directors or a Committee appointed by our Board of Directors will, in its sole discretion, administer the Plan. The members of any Committee appointed by our Board of Directors may be employees or non-employees. In making determinations to grant Options or Awards or authorize Purchases, the Board and/or the Committee may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company's success, and such other factors as the Board and/or Committee in its discretion shall deem relevant.

HOW  MUCH  COMMON  STOCK  IS  SUBJECT  TO  THE  PLAN?

     The maximum aggregate number of shares of our Common Stock reserved for Options, Awards and Purchases under the Plan will be 10,000,000 shares. The market value of the Common Stock is $0.22 based on the last sale price as reported on the Nasdaq Electronic Bulletin Board as of September 20, 2004. The Company will receive services as consideration for the grant of Options and Awards or the authorization of Purchases.

WHAT IS THE EXERCISE PRICE AND EXPIRATION DATE OF OPTIONS AND PURCHASES UNDER THE PLAN?

     The Board of Directors, in its sole discretion, shall determine the exercise price of any Options granted or Purchases authorized under the Plan which exercise price shall be set forth in the agreement evidencing the Option or Purchase. Such exercise price shall in no event be less than the $.001 par value per share of the Company's Common Stock.

WHAT EQUITABLE ADJUSTMENTS WILL BE MADE IN THE EVENT OF CERTAIN CORPORATE TRANSACTIONS?

     In the event of a merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction involving our Common Stock, the administrator will make appropriate equitable adjustments, if any, to the shares of Common Stock authorized for issuance under the Plan, the shares of Common Stock subject to any then outstanding Options under the Plan, and the purchase price of such shares of Common Stock as to which Options are outstanding.

WHAT  HAPPENS  TO OPTIONS UPON TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIPS?

     Upon termination of employment or other relationships with the Company or a related company for any reason including death, the Board of Directors or a Committee appointed by our Board of Directors will determine the period of time during which an Option may be exercised, which period will be set forth in the agreement evidencing the Option.

MAY  THE  PLAN  BE  MODIFIED,  AMENDED  OR  TERMINATED?

     The Board may at any time, and from time to time, modify, amend or terminate the Plan. No such modification, amendment or termination may adversely affect outstanding Options.

     The description of the Plan is qualified in all respects by the actual provisions of the Plan, which is attached to this information statement as Appendix C.

WHAT  VOTE  IS  REQUIRED  FOR  APPROVAL?

     Our Majority Shareholders will approve the adoption of a Non-Qualified Stock Option Plan covering 10,000,000 shares of our Common Stock. Therefore, no further shareholder approval is sought.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE ADOPTION OF A NON-QUALIFIED STOCK OPTION PLAN COVERING 10,000,000 SHARES OF OUR COMMON STOCK.

                                   PROPOSAL 6
    RATIFICATION OF THE APPOINTMENT OF POLLARD-KELLEY AUDITING SERVICES, INC.
                      AS THE COMPANY'S INDEPENDENT AUDITORS

     The Board of Directors has selected Pollard-Kelley Auditing Services, Inc. ("Kelley"), as independent auditors for the Company for fiscal year 2004 and recommends that the shareholders vote for ratification of such appointment. Kelley has served as the Company's independent auditors since December 2003.

     The Company does not anticipate a representative from Kelley to be present at the annual shareholders meeting. In the event that a representative of Kelley is present at the annual meeting, the representative will have the opportunity to make a statement if he/she desires to do so and the Company will allow such representative to be available to respond to appropriate questions.

     Effective December 15, 2003, the client-auditor relationship between the Company and Clyde Bailey, P.C. an independent chartered accountant ("Bailey") ceased as the former accountant was dismissed. On that date, the Company engaged Kelley as its principal independent public accountant. Bailey had served as the Company's auditor since inception on August 28, 2000.

     Bailey audited the balance sheet of the Company as of December 31, 2001 and December 31, 2002 and the related statement of operations, statement of stockholders' equity, and the statement of cash flows from August 28, 2000 (Inception) to December 31, 2002 and for the years ended December 31, 2001 and December 31, 2002. Bailey's report on the financial statements of the Company for the fiscal years ended December 31, 2001 and December 31, 2002 and any later interim period up to and including the date the relationship with Bailey ceased did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with the audit of the Company's fiscal years ending December 31, 2001 and December 31, 2002 and any later interim period, including the interim period up to and including the date the relationship with Bailey ceased, there had been no disagreements with Bailey on any matters of accounting principles or practices, financial statement disclosure of auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Bailey would have caused Bailey to make reference to the subject matter of the disagreement(s) in connection with its report on the Company's financial statements. Since the Company's incorporation on August 28, 2000, there have been no disagreements or other events as described in Item 304(a)(1)(iv) of Regulation S-B.

     The Company authorized Bailey to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's independent accountant. The Company requested that Bailey review the disclosure and Bailey was given an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it did not agree with the statements made by the Company in the report on Form 8-K filed on December 15, 2003. Such letter was filed as an exhibit to such Form 8-K.

     The Company had not previously consulted with Kelley regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject matter of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-B) between the Company and Bailey, the Company's previous independent accountant, as there were no such disagreements or an event (as described in Item 304(a)(1)(iv) of Regulation S-B) from the Company's incorporation on August 28, 2000 through December 31, 2002 and any later interim period, including the interim period up to and including the date the relationship with Bailey ceased. Neither had the Company received any written or oral advice concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue. Kelley reviewed the disclosure required by Item 304(a) before it was filed with the Commission and was provided an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it did not agree with the statements made by the Company in response to Item 304(a). Kelley did not furnish a letter to the Commission

AUDIT  FEES

     The aggregate fees billed by Kelley for professional services rendered for the audit of the Company's financial statements for the fiscal year ended December 31, 2003, were $8,500. The aggregate fees billed by Kelley and Bailey for professional services rendered for the review of the Company's financial statements included in the Company's Forms 10-QSB during the fiscal year ended December 31, 2003, were $10,500.

FINANCIAL  INFORMATION  SYSTEMS  DESIGN  AND  IMPLEMENTATION  FEES

     Kelley and Bailey did not render any professional services to the Company for financial information systems design and implementation, as described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X, during the year ended December 31, 2003.

ALL  OTHER  FEES

     There were no fees billed by Kelley or Bailey other than those fees discussed in Audit Fees.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF POLLARD-KELLEY AUDITING SERVICES, INC. AS INDEPENDENT ACCOUNTANTS OF THE COMPANY.

OTHER  MATTERS

     The Board of Directors does not intend to bring any other matters before the Annual Meeting and has not been informed that any other matters are to be presented by others.

                      BY  ORDER  OF  THE  BOARD  OF  DIRECTORS


                     /s/  Frank  Goldstin
                     --------------------
                     Frank  Goldstin,  Chief  Executive  Officer
                     and  Director

September  21,  2004

                                   APPENDIX A

              Certificate of Amendment to Articles of Incorporation
              -----------------------------------------------------
                         For Nevada Profit Corporations
                         ------------------------------
          (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:     THE EXPERIENTIAL AGENCY, INC.

2. The articles have been amended as follows (provide article numbers, if available):

ARTICLE 4.     NUMBER OF SHARES THE CORPORATION IS AUTHORIZED TO ISSUE

The capitalization of the corporation is amended to increase the authorized shares to Two Hundred Million (200,000,000) shares of common stock, to reauthorize the par value of $.001 per share of common stock and to authorize 10,000,000 shares of preferred stock with a par value of $.001 per share of preferred stock.

The board of directors of the Corporation is hereby granted the power to authorize by resolution, duly adopted from time to time, the issuance of any or all of the preferred stock in any number of classes or series within such classes and to set all terms of such preferred stock of any class or series, including, without limitation, its powers, preferences, rights, privileges, qualifications, restrictions and/or limitations. The powers, preference, rights, privileges, qualifications, restrictions and limitations of each class or series of the preferred stock, if any, may differ from those of any and all other classes or other series at any time outstanding. Any shares of any one series of preferred stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereof shall be cumulative.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of
incorporation  have  voted  in  favor of the amendment is:                out of
                                                          ---------------
                .
---------------

4. Effective date of filing (optional):  NOVEMBER          , 2004
                                                 ---------

5. Officer Signature: /s/ Frank Goldstin
                      ------------------

                                   APPENDIX B

                              ARTICLES OF AMENDMENT
                       TO THE ARTICLES OF INCORPORATION OF
                             SYNREAL SERVICES CORP.

Pursuant to the provisions of Section 78.390 of the Nevada Revised Statutes, SYNREAL SERVICES CORP. adopts these Articles of Amendment to the Articles of Incorporation.

The following amendments to the Articles of Incorporation were adopted by unanimous consent of the Board of Directors pursuant to Section 78.315 of the Nevada Revised Statutes and by consent of the majority shareholders pursuant to
Section  78.320  of  the  Nevada  Revised  Statutes.

                                   ARTICLE 1.

                                      NAME
                                  ------------

The name of the corporation is The Experiential Agency, Inc.


                                   ARTICLE 4.

             NUMBER OF SHARES THE CORPORATION IS AUTHORIZED TO ISSUE
             -------------------------------------------------------

The capitalization of the Corporation is amended to reflect a 13:1 forward stock split, to reauthorize One Hundred Million (100,000,000) shares of common stock, and to reauthorize the par value of $0.001 per share of common stock.


The number of shares of the Corporation outstanding at the time of the adoption of the foregoing was 3,969,231 and the number of shares entitled to vote thereon was the same. The number of shares consenting to the action was 2,769,231. The shareholders consenting to the action represent a majority of the issued and outstanding shares.

     Effective this 11th day of December, 2003.

     /s/ Frank Goldstin
     ------------------
     Frank  Goldstin
     Chief  Executive  Officer

                                   APPENDIX C

                          THE EXPERIENTIAL AGENCY, INC.
                      2004 NON-QUALIFIED STOCK OPTION PLAN

     1.     Purpose. This 2004 Non-Qualified Stock Option  Plan  (the "Plan") is
            -------
intended to promote the financial success and interests of The Experiential Agency, Inc. (the "Company") and materially increase shareholder value by giving incentives to the eligible officers and other employees and directors of, and consultants and advisors to, the Company, its parent (if any) and any present or future subsidiaries of the Company (collectively, "Related Corporations") through providing opportunities to acquire stock in the Company. As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation", respectively, as those terms are defined in Sections 424(e) and 424(f) or successor provisions of the Internal Revenue Code of 1986 as amended from time to time (the "Code"). Any proceeds of cash or property received by the Company for the sale of the Company's Common Stock pursuant to options granted under this Plan will be used for general corporate purposes.

     2.     Structure  of  the  Plan.  The  Plan  permits the following separate
            ------------------------
types  of  grant:

     A. Options may be granted hereunder to purchase shares of common stock of the Company. These options will not qualify as Incentive Stock Options. The Non-Qualified Options are sometimes referred to hereinafter as "Options".

     B.  Awards  of  stock  in  the  Company  ("Awards")  may  be  granted.

     C. Opportunities to make direct purchases of stock in the Company ("Purchases") may be authorized.

Options, Awards and authorizations to make Purchases are sometimes referred to hereinafter as "Stock Rights".

      3.     Administration  of  the  Plan.
             -----------------------------

     A. The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board may in its sole discretion grant Options, authorize Purchases and grant Awards, as provided in the Plan. The Board shall have full power and authority, subject to the express provisions of the Plan, to construe and interpret the Plan and all Option agreements, Purchase authorizations and Award grants thereunder, to establish, amend and rescind such rules and regulations as it may deem appropriate for the proper administration of the Plan, to determine in each case the terms and provisions which shall apply to a particular Option agreement, Purchase authorization, or Award grant, and to make all other determinations which are, in the Board's judgment, necessary or desirable for the proper administration of the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Option agreement, Purchase authorization or Award grant in the manner and to the extent it shall, in its sole discretion, consider expedient. Decisions of the Board shall be final and binding on all parties who have an interest in the Plan or any Option, Purchase, Award, or stock issuance thereunder. No director or person acting pursuant to authority delegated by the Board shall be liable for any action or determination under the Plan made in good faith.

     B. The Board may, to the full extent permitted by and consistent with applicable law and the Company's By-laws, and subject to Subparagraph D hereinbelow, delegate any or all of its powers with respect to the administration of the Plan to a committee (the "Committee") appointed by the Board. If a Committee has been appointed, all references in this Plan to the Board shall mean and relate to that Committee.

     C. Those provisions of this Plan which make express reference to Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule ("Rule 16b-3"), or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3, shall apply only to those persons required to file reports under Section 16(a) of the Exchange Act (a "Reporting Person").

     D. If the Company registers any class of equity security under Section 12 of the Exchange Act, the selection of a director or an officer (as the terms "director" and "officer" are defined for purposes of Rule 16b-3) as a recipient of an option, the timing of the option grant, the exercise price of the option and the number of shares subject to the option shall be determined either (i) by the Board, if all of the Board members are disinterested persons within the meaning of Rule 16(b)(3), or (ii) by two or more directors having full authority to act in the matter, each of whom shall be such a disinterested person.

     4.     Eligible Employees and Others.  Non-Qualified Options, Awards,  and
            --------------------------------
authorizations to make Purchases may be granted to any employee, officer or director of, or consultant or advisor to the Company or any Related Corporation, except for instances where services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company's securities. In making such determinations, the Board and/or the Committee may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company's success, and such other factors as the Board and/or Committee in its discretion shall deem relevant. The granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of Stock Rights.

     5.     Stock.  The  stock subject to Options, Awards and Purchases shall be
            -----
authorized but unissued shares of common stock of the Company ("Common Stock"), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued under the Plan is Ten Million (10,000,000), subject to adjustment as provided in Paragraph 13. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any nonvested shares issued pursuant to Awards or Purchases, the unpurchased shares subject to such Option, or such nonvested shares so reacquired shall again be available for grants of Stock Rights under the Plan. No fractional shares of Common Stock shall be issued, and the Board and/or Committee shall determine the manner in which fractional share value shall be treated.

     6.     Option  Agreements.  As  a condition to the grant of an Option, each
            ------------------
recipient of an Option shall execute an option agreement in such form not inconsistent with the Plan as the Board shall approve. These option agreements may differ among recipients. The Board may, in its sole discretion, include additional provisions in option agreements, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make, arrange for or guarantee loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board; provided, however, that such additional provisions shall not be inconsistent with any provision of the Plan.

     7.     Option  Exercise  Price.
            -----------------------

     A. Subject to Subparagraph 3D of this Plan and Subparagraph B of this Paragraph 7, the purchase price per share of Common Stock deliverable upon the exercise of an Option ("exercise price") shall be determined by the Board.

     B. The exercise price of each Non-Qualified Option granted under the Plan shall in no event be less than the par value per share of the Company's Common Stock.

     8.     Cancellation  and  New  Grant of Options, Etc.  The Board shall have
            ---------------------------------------------
the authority to effect, at any time and from time to time, with the consent of the affected optionees, the cancellation of any or all outstanding Options and the grant in substitution therefor of new Options covering the same or different shares of Common Stock and having an exercise price per share which may be lower or higher than the exercise price per share of the canceled Options.

     9.     Exercise  of  Options.
            ---------------------

     A. Each Option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the agreement evidencing the Option, subject to the provisions of the Plan. The partial exercise of an option shall not cause the expiration, termination or cancellation of the remaining portion thereof. The Board may, in its sole discretion, (i) accelerate the date or dates on which all or any particular Option or Options granted under the Plan may be exercised or (ii) extend the dates during which all, or any particular, Option or Options granted under the Plan may be exercised.

     B. Options granted under the Plan may provide for payment of the exercise price plus taxes (as provided in Section 22, below) by any of the following methods:

          (i) In cash, by wire transfer, by certified or cashier's check, or by money order; or

          (ii) By delivery to the Company of an exercise notice that requests the Company to issue to the Optionee the full number of shares as to which the Option is then exercisable, less the number of shares that have an aggregate Fair Market Value, as determined by the Board in its sole discretion at the time of exercise, equal to the aggregate purchase price of the shares to which such exercise relates. (This method of exercise allows the Optionee to use a portion of the shares issuable at the time of exercise as payment for the shares to which the option relates and is often referred to as a "cashless exercise." For example, if the Optionee elects to exercise 1,000 shares at an exercise price of $0.25 and the current Fair Market Value of the shares on the date of exercise is $1.00, the Optionee can use 250 of the 1,000 shares at $1.00 per share to pay for the exercise of the entire Option (250 x $1.00 = $250.00) and receive only the remaining 750 shares.)

     For purposes of this section, " Fair Market Value" shall be defined as the average closing price of the common stock (if actual sales price information on any trading day is not available, the closing bid price shall be used) for the five trading days prior to the Date of Exercise of this Option (the "Average Closing Bid Price"), as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or if the common stock is not traded on NASDAQ, the Average Closing Bid Price in the over-the-counter market; provided, however, that if the common stock is listed on a stock exchange, the Fair Market Value shall be the Average Closing Bid Price on such exchange; and, provided further, that if the common stock is not quoted or listed by any organization, the fair value of the common stock, as determined by the Board of Directors of the Company, whose determination shall be conclusive, shall be used). In no event shall the Fair Market Value of any share of Common Stock be less than its par value.

     10.     Option  Period.  Subject  to  earlier  termination  under  other
             --------------
provisions of this Plan, each Option and all rights thereunder shall expire on such date as shall be set forth in the applicable option agreement.

     11.     Nontransferability  of Options.  Options shall not be assignable or
             ------------------------------
transferable by the optionee, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the optionee, except to the extent otherwise provided in the agreement evidencing the Option, shall be exercisable only by the optionee.

     12.     Effect of Termination of Employment or Other Relationship.  Subject
             ---------------------------------------------------------
to all other provisions of the Plan, the Board shall determine the period of time during which an Optionee may exercise an Option following (i) the termination of the optionee's employment or other relationship with the Company or a Related Corporation or (ii) the death or disability of the optionee. Such periods shall be set forth in the agreement evidencing the Option.

     13.     Adjustments.
             -----------

     A. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (a) the maximum number and kind of shares reserved for issuance under the Plan, (b) the number and kind of shares or other securities subject to any then outstanding Options under the Plan, and (c) the price for each share subject to any then outstanding Options under the Plan, without changing the aggregate purchase price as to which such Options remain exercisable. No fractional shares shall be issued under the Plan on account of any such adjustments.

     B. Any adjustments under this Paragraph 13 shall be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof shall be final, binding and conclusive.

     14.     Rights  as  a  Shareholder.  The  holder of an Option shall have no
             --------------------------
rights as a shareholder with respect to any shares covered by the option (including, without limitation, any voting rights, the right to inspect or receive the Company's balance sheets or financial statements or any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     15.     Merger,  Consolidation,  Asset  Sale,  Liquidation,  Etc.
             --------------------------------------------------------

     A. Except as may otherwise be provided in the applicable option agreement, in the event of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity, or in the event of the liquidation of the Company (each, a "Change in Control"), the Board, or the board of directors of any corporation assuming the obligations of the Company, shall, in its discretion, take any one or more of the following actions, as to outstanding Options: (i) provide that such Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); (ii) upon written notice to the optionees, provide that any and all outstanding Options shall become exercisable in full (to the extent not otherwise so exercisable) as of a specified date or time ("Accelerated Vesting Date") prior to the consummation of such transaction, and that all unexercised Options shall terminate as of a specified date or time ("Accelerated Expiration Date") following the Accelerated Vesting Date unless exercised by the Optionee prior to the Accelerated Expiration Date; provided, however, that optionees shall be given a reasonable period of time within which to exercise or provide for the exercise of outstanding Options following such written notice and before the Accelerated Expiration Date; (iii) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), terminate each outstanding Option in exchange for a payment, made or provided for by the Company, equal in amount to the excess, if any, of the Merger Price over the per-share exercise price of each such Option, times the number of shares of Common Stock subject to such Option; or (iv) terminate each outstanding Option in exchange for a cash payment equal in amount to the product of the excess, if any, of the fair market value of a share of Common Stock over the per-share exercise price of each such Option, times the number of shares subject to such Option. The Board shall determine the fair market value of a share of Common Stock for purposes of the foregoing, and the Board's determination of such fair market value shall be final, binding and conclusive.

     B. In the event of a Change in Control and to the extent the rights described in this Section 15B are not already substantially provided to each Qualified Option Recipient (as defined below) by the Board (or the board of directors of any corporation assuming the obligations of the Company) pursuant to Section 15A, beginning on the date which is 180 days from the date of such Change in Control, each Qualified Option Recipient shall have the right to exercise and receive from the Company or its successor their respective Acceleration Amount (as defined below). A "Qualified Option Recipient" is defined as an option recipient hereunder who both (A) has maintained a relationship as an employee, officer or director of, or consultant or advisor to, the Company or its successor for the 180 days immediately prior to the Change in Control and (B) on the date which is 180 days after the date of the Change in Control, either (i) maintains a relationship as an employee, officer or director of, or consultant or advisor to, the Company or its successor or
(ii) fails to maintain a relationship as an employee, officer or director of, or consultant or advisor to, the Company or its successor by reason of having such relationship terminated by the Company or its successor other than for Cause, where "Cause" means willful misconduct or willful failure of the option recipient to perform the responsibilities of such option recipient's agreed-upon business relationship with the Company or its successor, including without limitation such option recipient's breach of any provision of any employment, consulting, nondisclosure, non-competition or similar agreement between the option recipient and the Company. With respect to each Qualified Option Recipient, the "Acceleration Amount" shall mean the lesser of (a) the number of additional shares of Common Stock (or their equivalent) which would have become vested pursuant to their option agreement over the twelve (12) month period following the date of the Change in Control or (b) fifty percent (50%) of the shares of Common Stock (or their equivalent) which had not yet vested pursuant to their option agreement as of the date of the Change in Control. The Board and, where applicable, the board of directors of any corporation assuming the obligations of the Company, shall take all necessary action to accomplish the purposes of this Section 15B, including all such actions as are necessary to provide for the assumption of such obligation upon the Change in Control.

     C. The Company may grant Options under the Plan in substitution for Options held by employees of another corporation who become employees of the Company or a Related Corporation as the result of a merger or consolidation of the employing corporation with the Company or a Related Corporation, or as a result of the acquisition by the Company or a Related Corporation of property or stock of the employing corporation. The Company may direct that substitute Options be granted on such terms and conditions as the Board considers appropriate in the circumstances.

     D. In the event of a Change in Control and with respect thereto, the rights and responsibilities of holders of Stock Rights pursuant to this Plan shall be governed first and foremost by the Company's agreement with the respective recipient of such Stock Rights and then, to the extent applicable, by the terms of this Section 15.

     16.     Stock  Restriction  Agreement.  As  a  condition to the grant of an
             -----------------------------
Award or a Purchase authorization under the Plan, the recipient of the Award or Purchase authorization shall execute an agreement ("Stock Restriction Agreement") in such form not inconsistent with the Plan as may be approved by the Board. Stock Restriction Agreements may differ among recipients. Stock Restriction Agreements may include any provisions the Board determines should be included and that are not inconsistent with any provision of the Plan.

     17.     No  Special Employment Rights.  Nothing contained in the Plan or in
             -----------------------------
any option agreement or other agreement or instrument executed pursuant to the provisions of the Plan shall confer upon any Optionee any right with respect to the continuation of his or her employment by the Company or any Related Corporation or interfere in any way with the right of the Company or a Related Corporation at any time to terminate such employment or to increase or decrease the compensation of the optionee.

     18.     Other  Employee  Benefits.  Except as to plans which by their terms
             -------------------------
include such amounts as compensation, no amount of compensation deemed to be received by an employee as a result of the grant or exercise of an Option or the sale of shares received upon such exercise, or as a result of the grant of an Award or the authorization or making of a Purchase will constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board.

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     19.     Amendment  of  the  Plan.
             ------------------------

     A. The Board may at any time, and from time to time, modify or amend the Plan in any respect.

     B. The termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect the optionee's rights under an Option previously granted. With the consent of the Optionee affected, the Board may amend outstanding option agreements in a manner not inconsistent with the Plan. The Board shall have the right to amend or modify (i) the terms and provisions of the Plan, and (ii) the terms and provisions of the Plan and of any outstanding Option to the extent necessary to ensure the qualification of the Plan under Rule 16b-3.

     20.     Investment  Representations.  The  Board  may require any person to
             ---------------------------
whom an Option is granted, as a condition of exercising such Option, and any person to whom an Award is granted or a Purchase is authorized, as a condition thereof, to give written assurances in substance and form satisfactory to the Board to the effect that such person is acquiring the Common Stock subject to the Option, Award or Purchase for such person's own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Company in connection with any public offering of its Common Stock.

     21.     Compliance  With  Securities Laws.  Each Option shall be subject to
             ---------------------------------
the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or quali-fication of the shares subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on condi-tions acceptable to the Board. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

     22.     Withholding.  The  Company  shall  have  the  right  to deduct from
             -----------
payments of any kind otherwise due to the Optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of Options under the Plan or upon the grant of an Award, the making of a Purchase of Common Stock for less than its fair market value, or the vesting of restricted Common Stock acquired pursuant to a Stock Right. The Board in its sole discretion may condition the exercise of an Option, the grant of an Award, the making of a Purchase, or the vesting of restricted shares acquired by exercising a Stock Right on the grantee's payment of such additional withholding taxes by 1) additional withholding if the Optionee is an existing employee with respect to whom the Company withholds taxes on the date of exercise (or such other time as the Company's obligation to withhold taxes may accrue); or 2) direct payment of the required withholding to the Company. The Compensation Committee of the Board of Directors or the Board of Directors, as applicable, in their sole discretion, shall determine the amount of taxes that are required to be withheld.

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     23.     Effective  Date  and  Duration  of  the  Plan.
             ---------------------------------------------

     A. The Plan shall become effective when adopted by the Board and Stock Rights granted under the Plan shall become exercisable upon the Board's approval of the Plan. Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board. Stock Rights may be granted under the Plan at any time after the effective date and before the termination date of the Plan.

     B. Unless sooner terminated as provided elsewhere in this Plan, this Plan shall terminate upon the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board. Stock Rights outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such Stock Rights.


Adopted  by  the  Board  of  Directors  on  September  21,  2004.

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